Advantage Solutions Inc. Investor Presentation | September 2022 NASDAQ: ADV

Forward-Looking Statements Certain statements in this presentation may be considered forward-looking statements within the meaning of the federal securities laws, including statements regarding the expected future performance of the business of Advantage Solutions Inc. (“Advantage”). Forward-looking statements generally relate to future events or Advantage’s future financial or operating performance. These forward-looking statements generally are identified by the words “may”, “should”, “could”, “expect”, “intend”, “will”, “would”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Advantage and its management at the time of such statements, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the COVID-19 pandemic and the measures taken in response thereto; the availability, acceptance, administration and effectiveness of any COVID-19 vaccine; market-driven wage changes or changes to labor laws or wage or job classification regulations, including minimum wage; Advantage’s ability to continue to generate significant operating cash flow; client procurement strategies and consolidation of Advantage’s clients’ industries creating pressure on the nature and pricing of its services; consumer goods manufacturers and retailers reviewing and changing their sales, retail, marketing, and technology programs and relationships; Advantage’s ability to successfully develop and maintain relevant omni-channel services for our clients in an evolving industry and to otherwise adapt to significant technological change; Advantage’s ability to maintain proper and effective internal controls in the future; potential and actual harms to Advantage’s business arising from the Take 5 Matter; Advantage’s substantial indebtedness and our ability to refinance at favorable rates; and other risks and uncertainties set forth in the section titled “Risk Factors” in the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 1, 2022 and in its other filings made from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Advantage assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry and business. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the industry data generated by independent parties and contained in this presentation and, accordingly, we cannot guarantee their accuracy or completeness. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we compete are necessarily subject to a high degree of uncertainty and risk. Non-GAAP Financial Measures and Related Information This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), Adjusted EBITDA, Adjusted EBITDA margin and Net Debt. These are not measures of financial performance calculated in accordance with GAAP and may exclude items that are significant in understanding and assessing Advantage’s financial results. Therefore, the measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP, and should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Advantage’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of historical non-GAAP measures to their most directly comparable GAAP counterparts are included below. Advantage believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to Advantage’s financial condition and results of operations. Advantage believes that the use of Adjusted EBITDA, Adjusted EBITDA margin and Net Debt provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing Advantage’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Additionally, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Advantage’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Adjusted EBITDA means net income (loss) before (i) interest expense, net, (ii) provision for (benefit from) income taxes, (iii) depreciation, (iv) impairment of goodwill and indefinite-lived assets, (v) amortization of intangible assets, (vi) equity based compensation of Karman Topco L.P. and Advantage’s private equity sponsors’ management fee, (vii) change in fair value of warrant liability, (viii) stock-based compensation expense, (ix) fair value adjustments of contingent consideration related to acquisitions, (x) acquisition-related expenses, (xi) costs associated with COVID-19, net of benefits received, (xii) EBITDA for economic interests in investments, (xiii) restructuring expenses, (xiv) litigation expenses, (xv) (Recovery from) loss on Take 5, (xvi) costs associated with the Take 5 Matter and (xvii) other adjustments that management believes are helpful in evaluating our operating performance. Adjusted EBITDA Margins means whether for Advantage or a segment as the respective Adjusted EBITDA amount divided by the respective revenues amount.  Net Debt represents the sum of current portion of long-term debt and long-term debt, less cash and cash equivalents and debt issuance costs. With respect to Net Debt, cash and cash equivalents are subtracted from the GAAP measure, total debt, because they could be used to reduce the debt obligations. Due to rounding, numbers presented throughout this presentation may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures. This presentation also includes certain estimates and projections of Adjusted EBITDA, including with respect to expected fiscal 2022 results. Due to the high variability and difficulty in making accurate estimates and projections of some of the information excluded from Adjusted EBITDA, together with some of the excluded information not being ascertainable or accessible, Advantage is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated or projected comparable GAAP measures is included and no reconciliation of such forward-looking non-GAAP financial measures is included. Disclaimer

Investment Highlights Market leader in outsourced sales and marketing services industry for CPG brands and retailers Large addressable market with tangible, material growth levers Diverse range of long-standing blue-chip customers with excellent revenue retention rate Multiple sticky revenue streams providing durability, diversity and stability to the business Proven ability to integrate accretive large scale and tuck-in M&A with strong pipeline Consistent track record of growth throughout economic cycles Strong operating margins and cash flow despite recent inflationary and labor-related headwinds Tangible growth levers via strategic initiatives and operational improvements Experienced management team with deep industry expertise

COMPANY SNAPSHOT

Advantage Solutions' sales and retailer services help brands and retailers of all sizes get the right products on the shelf, whether physical or digital. Our marketing teams influence shoppers to buy those products, wherever and however they shop.

- 3,500+ Clients
- 72,000+ Associates
- 400+ Data Analytics Professionals
- 150,000+ Retail Outlets

Brands

Advantage Clients include **~90%+ of Top 25 CPG Brands**(1)

Retailers

Advantage Customers include **~75%+ of Top 25 Retailers**(2)

…helping brands and retailers grow sales, lower costs and solve problems

(1) Source: Based on ranking of Nielsen 2021 total sales across AOC+C channels.
(2) Source: National Retail Federation (NRF) ranking of industry's largest companies based on 2021 U.S. retail sales.
Note: Unless otherwise noted, figures as of June 30, 2022.

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The basics: What Advantage Does Essential partner to leading brands and retailers, helping clients reach consumers every day, in-store and online, through technology-enabled sales and marketing solutions Headquarter Sales Present to retailers the business case to grow client’s product distribution including assortment, pricing, shelving and trade promotion activation Administration Leverage technology and automation to efficiently process retailer purchase orders Supply Chain Management Apply technology and analytics to sharpen demand forecasting and get the right products in the right amounts to retailers Merchandising Brick-and-mortars: Retail teams maximize on-shelf availability E-commerce: Digital shelf experts optimize site placement, content and user experience Branding & Design / Brand Experiential Creating brand identity, awareness and engagement Digital & Media Driving consideration outside of retail ecosystems using 0P and 1P data Commerce Marketing Influencing consideration at the most relevant points in retailer ecosystems Retail Experiential Driving conversion through visibility and engagement such as in store and online grocery pickup sampling

Advantage’s Two Operating Segments Sales Segment $2.3B (64% of Revenues) Leader in experiential marketing and critical in-store and online sampling programs Agency of record for many of the most recognized brands across the retail, packaged goods, technology and hospitality industries Revenues generated on a fee-for-service, cost-plus, retainer or commission basis Currently lower than pre-pandemic levels as a result of depressed in-store sampling and demonstration volumes; labor environment remains challenged Leading position in U.S. outsourced sales and merchandising market: provision of essential sales & merchandising services to increase CPG sales in brick-and-mortar and online channels for brands and retailers Revenues generated on a commission, fee-for-service or cost-plus basis 2021 Revenues of $3.6B 5 Marketing Segment $1.3B (36% of Revenues) Competitive advantages across Sales and Marketing Segments driven by scale, talent and technology, resulting in sticky relationships with long-term blue-chip customers

Retail and Sales Analytics Supply Chain Analytics Category Management Space Management Customer Alignment and Partnership New Item Pitches Pricing, Promotion and Sales Execution Sales Segment Leader in sales and merchandising services with 20%+ market share Primary Sales Segment Services HEADQUARTER SALES ANALYTICS, INSIGHTS & INTELLIGENCE MERCHANDISING Physical and Digital Shelf Management Store-Level Selling Retail Environment Intelligence Resets and On-Demand Projects Brand and Retailer-Centric Models ADMINISTRATION Order Processing / Customer Service Contract and Deduction Management Cash Applications and Collections Advantage Solutions Competitor A Competitor B Other Total Market $8.4 Billion U.S. Sales and Merchandising Services 2021 Market Share(1) #1 market share position in essential sales and merchandising services Scale advantages Large and stable market Industry fragmentation presents M&A growth opportunity Based on Investment Bank estimates and Industry Research

Marketing Segment Leading promotions and experiential/event agency in U.S. Planning and Execution Account-Specific Omnichannel Activation National Consumer Promotions Sampling and Demonstrations Festivals and Mobile Tours Logistics and Fulfillment Assisted Selling In-Store, Online, Brand and Retailer-Centric Models EVENTS & EXPERIENTIAL COMMERCE MARKETING DIGITAL & MEDIA Digital Strategy Digital Content and Advertising Media Planning / Buying Mobile and App Development BRANDING & DESIGN Brand and Private Brand Development and Redesign Brand Packaging Communication Collateral Brand Style Guide Creation U.S. Experiential/Event Marketing 2021 Market Share(1) Advantage Solutions Competitor X Competitor Y Other Competitor Z Total Market $1.6 Billion Ad Age #1 position in Experiential / Events for 9 straight years Scale advantages Strong post-pandemic growth in in-store marketing and sampling programs Primary Marketing Segment Services Ad Age Agency Report 2022: U.S. Experiential/Event Marketing Networks based on U.S. revenue in 2021

LONG-TERM CLIENTS DRIVE RECURRING REVENUE STREAMS

Brands

Client Description	Length of Relationship (years)	Service Offering	
		Sales	Marketing
$40B+ Confectionery/Food CPG	25+	✓	✓
$8B+ Food & Beverage CPG	25+	✓	✓
$50B+ Multinational CPG	25+	✓	✓
$5B+ Household CPG	15+	✓	✓
$30B Multinational OTC Pharma	15+	✓	✓
$80B+ Food & Beverage CPG	10+	✓	✓
$10B+ Household CPG	10+	✓	✓
$50B+ Chemical & OTC Pharma	10+	✓	✓

Retailers

Client Description	Length of Relationship (years)	Service Offering	
		Sales	Marketing
$200B Membership Retailer	25+	✓	✓
$130B+ Grocer	25+	✓	✓
$560B Discount Retailer	25+	✓	✓
$90B Food Retailer	25+	✓	✓
$130B+ Home Improvement Retailer	25+	✓	✓
$8B+ Gourmet Supermarket	25+	✓	✓
$15B+ Membership Retailer	20+	✓	✓
$90B+ Discount Retailer	20+	✓	✓

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Customer Case Study: MARUCHAN For 20+ years, Advantage has evolved and grown with Maruchan NATIONAL SALES AGENCY MARKETING AGENCY Maruchan sought to grow sales and become the dominant ramen choice in the U.S. SITUATION ACTION Maruchan was looking to reach new audiences after sales began to plateau. SITUATION AMP Agency identified target audiences, developed the brand architecture and honed the brand’s creative, including broadcast spots, product packaging and digital and social advertising. ACTION RESULTS 50K+ Followers across all organic social platforms since 2019 and growing by 50% annually 50K+ Product searches annually 40M+ Impressions from 2019 Maruchan GOLD launch campaign and 2021 fully integrated brand campaign Hired Advantage Sales for full-service sales representation nationally. RESULTS 84% Sales growth over the last 14 years 15+ Basis points of share growth in 20 years 39% YOY sales growth of Maruchan Gold new product launch 2000: 53.0% Share TODAY: 68.1 % Share

Pricing: Working to offset inflation Sales Segment Marketing Segment Able to pass through price immediately on commission-based sales and cost-plus arrangements Long-term nature of merchandising contracts often results in temporary absorption of heightened costs and associated lag in implementation of pricing Despite implementation actions, Advantage did not lose a single client due to price increases in Q2 Able to recoup wage inflation quickly on sampling and demonstration business by working with retailers to pass through to CPGs in largely fee-for-service businesses Other services include commission-based and cost-plus arrangements that provide natural offsets to inflation In progress of implementing price, though impacted by ~3-9-month lag on certain services given nature of contracts Successful in implementing price with limited lag The Advantage business continues to evolve coming out of COVID-19 pandemic and inflation is one of the multiple macroeconomic factors that we are monitoring and addressing, alongside labor and changing consumer preferences

Strategic and financially attractive acquisition program Disciplined approach to M&A delivers consistent and attractive returns Philosophy Number of Acquisitions Per Year Overview of Select Recent Acquisitions Invest where there are unmet client needs and there are… Industry tailwinds Opportunities to fill capability gaps Needs for geographic expansion Opportunities to widen our lead High degrees of confidence in the achievability of synergies Opportunities to apply core competencies in logical adjacencies …and in all of the above cases where we believe there will be attractive returns on capital, we will not… Buy businesses just to add revenues and EBITDA Acquire businesses outside of our circle of competency without a margin of safety Ignore the macro environment Organization Year Description Strategy 2022 E-commerce sampling Transformative next-generation e-commerce sampling abilities 2021 Retail merchandising provider Consolidate leading outsourced merchandising solutions provider position 2021 AI-powered data science and machine learning Strengthen data science capabilities 2021 Full-service Amazon consulting agency Gain scale and talent for industry leading e-commerce agency solutions 2021 Retailer media strategies and strategic solutions Strengthen retailer media solution Recent M&A transactions completed at mid-single-digit EBITDA multiples

Proven Track Record Across Economic Cycles 2008 – 2010 Revenue CAGR: 9.6% Adjusted EBITDA(1): 11.8% 15.8% 16.1% 17.8% 16.7% 17.5% 17.5% 17.4% 19.1% 19.3% 19.6% 18.2% 12.7% 13.3% 15.4% 14.5% Daymon Acquisition in December 2017 Revenue CAGR: 10.4% Adj. EBITDA CAGR(1): 9.6% Great Recession COVID-19 Pandemic $5.8 $(201.1) $20.6 $(35.0) $(24.4) $4.3 $35.1 $(99.0) $24.9 $31.2 $388.0 $(1,151.2) $(19.8) $(161.7) $57.5 Adj. EBITDA Margin Net Income ($MM) Adjusted EBITDA and Adjusted EBITDA margin are measures that are not calculated in accordance with GAAP. For a reconciliation of Adjusted EBITDA to net income (loss), please see the appendix to this presentation. Note: Dollars in millions. Acquisition of Daymon closed December 2017. Revenue and Adjusted EBITDA CAGRs based on 2007 – 2019 time period.

Note: Please see the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures. Totals may not add due to rounding. Sales Segment Marketing Segment 5% % margin % margin Y/Y growth Y/Y growth Y/Y growth Y/Y growth $ in millions. $ in millions. Revenue Adjusted EBITDA 13% 2021 TRENDS REBOUNDED NICELY (40)% 17% 16% 1% (35)% 24% 15.4% 5% 17% 5% (14)% (1)% 123% 11% 80% Total Advantage 13.3% 14.5% 15.4% (17)% % margin 14% (3)% 7% 2% 53% 7% 7% Y/Y growth Y/Y growth

15% (11)% 8% 31% (20)% 13% 2022 Q2 results in line with expectations despite headwinds Revenue Adjusted EBITDA Sales Segment Marketing Segment Total Advantage Note: Please see the appendix for a reconciliation of non-GAAP financial measures to most directly comparable GAAP measures. Totals may not add due to rounding. % margin % margin Y/Y growth Y/Y growth Y/Y growth Y/Y growth $ in millions. $ in millions. Y/Y growth Y/Y growth % margin

NORMALIZED FREE CASH FLOW BRIDGE

On a normalized basis[1], Advantage expects to drive 35-40% Adjusted EBITDA conversion


~20-25% of
Adj. EBITDA
~35-40% of
Adj. EBITDA
2022E ADJ. EBITDA
CASH INTEREST
WORKING CAPITAL
EARNOUTS
CAPEX
TAX
2022E FREE CASH FLOW
NORMALIZATION[1]
NORMALIZED FREE[1] CASH FLOW

(1) Normalization takes into account non-recurring deferred payroll tax related to CARES Act, sampling/demo rebuild and higher than average earnout payment.

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Capital Allocation Priorities Investing in recruiting and retention Focusing on innovation to scale and drive growth via adjacent and complementary services, especially in digital Renovating infrastructure, systems and tools to drive productivity Disciplined approach to M&A to further industry leadership position and enhance portfolio with complementary offerings Ten companies acquired in 2021 and 2022 YTD Expect to steadily de-lever balance sheet beginning in 2023 Current leverage: 4.1X net debt(1) to LTM June Adjusted EBITDA Opportunistically repurchase shares with available cash $100M Open Share Repurchase Authorization; $13M repurchased through Q2 2022 Organic Growth & Investment M&A Opportunities Debt Paydown Share Repurchases Net debt is a non-GAAP financial measure and includes Other Debt of approximately $6M. For a reconciliation of net debt to total debt, the most directly comparable GAAP counterpart, please see the appendix attached hereto.

CAPITALIZATION SUMMARY

- Total Debt of $2.1 billion[1]
  - Leverage at around 4.1x net debt[1] to LTM June Adjusted EBITDA
  - No meaningful maturities for the next 4+ years
- Debt Capitalization:

	Maturity	Rate	Outstanding
Asset-Backed Revolver ($400M)	2025	L+2.25%[2]	45
First Lien Term Loan	2027	L+4.50%[3]	1,305
Senior Secured Notes	2028	6.50%	775
Total Funded Debt			**$2,125**



$ 400
$ 1,305 (4)
$ 775
2025E
2026E
2027E
2028E
Asset-Backed Revolver
1L Term Loan
Sr. Secured Notes

- Equity capitalization @ June 30, 2022:
  - 318,465,749 Class A Common shares outstanding
  - 1,610,014 Treasury shares outstanding
  - 18,578,321 Warrants @ $11.50 exercise
  - 6,156,244 Performance Restricted Stock Units ("PSUs")[5]
  - 8,611,626 Restricted Stock Units ("RSUs")
  - 945,664 Options

(1) Net debt is a non-GAAP financial measure and includes Other Debt of approximately $6M. For a reconciliation of net debt to total debt, the most directly comparable GAAP counterpart, please see the appendix attached hereto.
(2) Asset-backed Revolver rate subject to 0.50% LIBOR floor. See ABL Revolving Credit Agreement, dated October 28, 2021 for additional information.
(3) First Lien Term Loan rate subject to 0.75% LIBOR floor. See First Lien Credit Agreement, dated October 28, 2020 and First Lien Amendment dated October 28, 2021.
(4) First Lien Term Loan amortizes at 1% per annum, paid quarterly. Illustratively showing full $1,305 million obligation in 2027E maturity.
(5) Represents the number of underlying shares that would be issued at Target performance levels.

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Appendix & Non-GAAP Reconciliation

Our Leadership Team Highly skilled management team with extensive industry experience and expertise 19 Brian G. Stevens Chief Financial Officer, Chief Operating Officer 23 years of experience 14 years with Advantage Dean Kaye Chief Financial Officer, North America 29 years of experience 18 years with Advantage Andrea Young Group President, Omnicommerce Solutions 30 years of experience 10 years with Advantage Jill Griffin Chief Executive Officer 25 years of experience 14 years with Advantage

Non-GAAP Reconciliation (1/6) Consolidated Three Months Ended June 30,   2022   2021 Total Company (in thousands)   Net income (loss) $ 3,676   $ 5,754 Add:       Interest expense, net 28,188   37,189 Provision for income taxes 1,316   6,563 Depreciation and amortization 58,444   62,674 Equity based compensation of Topco(1) (3,519)   (1,642) Change in fair value of warrant liability (4,914)   (7,059) Stock based compensation expense(2) 14,961   8,988 Fair value adjustments related to contingent consideration related to acquisitions(3) 3,654   3,598 Acquisition-related expenses(4) 5,998   2,797 EBITDA for economic interests in investments(5) (1,020)   (1,807) Restructuring expenses(6) 253   6,934 Litigation(7) (800)   — Costs associated with COVID-19, net of benefits received(8) 1,362   (3,328) Costs associated with the Take 5 Matter(9) 723   1,310 Adjusted EBITDA $ 108,322   $ 121,971                   Three Months Ended June 30,   2022   2021 ($ in thousands)       Numerator - Revenues $ 981,076   $ 849,954 Denominator - Adjusted EBITDA $ 108,322   $ 121,971 Adjusted EBITDA Margin 11.0%   14.4%

Non-GAAP Reconciliation (2/6)   Three Months Ended June 30, 2022   2021 Sales Segment (in thousands)       Operating income $ 15,177   $ 44,673 Add:       Depreciation and amortization 40,543   44,710 Equity based compensation of Topco(1) (2,032)   (678) Stock based compensation expense(2) 9,171   4,730 Fair value adjustments related to contingent consideration related to acquisitions(3) 6,090   (5,027) Acquisition-related expenses(4) 3,540   2,280 EBITDA for economic interests in investments(5) (1,155)   (2,110) Restructuring expenses(6) 340   1,176 Litigation(7) (100)   — Costs associated with COVID-19, net of benefits received(8) 179   (231) Sales Segment Adjusted EBITDA $ 71,753   $ 89,523                           Three Months Ended June 30, 2022   2021 Marketing Segment (in thousands)       Operating income $ 13,089   $ (2,226) Add:       Depreciation and amortization 17,901   17,964 Equity based compensation of Topco(1) (1,487)   (964) Stock based compensation expense(2) 5,790   4,258 Fair value adjustments related to contingent consideration related to acquisitions(3) (2,436)   8,625 Acquisition-related expenses(4) 2,458   517 EBITDA for economic interests in investments(5) 135   303 Restructuring expenses(6) (87)   5,758 Litigation(7) (700)   — Costs associated with COVID-19, net of benefits received(8) 1,183   (3,097) Costs associated with the Take 5 Matter(9) 723   1,310 Marketing Segment Adjusted EBITDA $ 36,569   $ 32,448

Non-GAAP Reconciliation (3/6) Consolidated Year Ended December 31, 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Total Company (in thousands)       (Unaudited)(10)       (Unaudited)(10)               Net income (loss) $ 5,790 $ (201,052) $ 20,622 $ (34,984) $ (24,442) $ 4,253 $ 35,072 $ (98,984) $ 24,886 $ 31,165 $ 388,042 $ (1,151,223) $ (19,756) $ (161,707) $ 57,549 Add:                       $ —       Interest expense, net 69,403 255,211 26,199 96,606 106,738 112,426 106,020 168,123 160,895 167,360 179,566 229,643 232,077 234,044 137,927 Provision for income taxes 10,294 59,213 45,989 (50) (8,471) (8,106) 17,922 (16,965) 18,202 22,623 (358,806) (168,334) 1,353 (5,331) 33,617 Depreciation and amortization 51,110 (13,074) 16,538 57,566 124,644 144,912 126,648 143,954 164,584 170,260 179,990 225,233 232,573 238,598 240,041 Impairment of goodwill and indefinite-lived assets 6,290 53,189 60,234 — — — — — — — — 1,232,000 — — — Equity based compensation of Topco(1) 665 931 668 758 1,771 1,855 1,724 3,032 7,463 7,622 9,882 (2,432) 7,960 98,119 (10,313) Change in fair value of warrant liability — — — — — — — — — — — — — — 955 Stock based compensation expense(2) — — — — — — — — — — — — — — 34,602 Fair value adjustments related to contingent consideration related to acquisitions(3) — (5,879) (290) — — — (2,278) (11,979) (31,305) (841) 12,757 (54,464) 1,516 13,367 4,562 Acquisition-related expenses(4) — — — 65,754 5,115 719 2,547 140,423 9,857 10,368 25,251 61,155 31,476 50,823 20,173 EBITDA for economic interests in investments(5) — — — — 84 (11,107) (13,355) (469) 1,426 1,778 (4,636) (7,212) (8,421) (6,462) (13,437) Restructuring expenses(6) — — — — — — — — 5,498 1,890 7,343 12,465 5,385 39,770 12,502 Litigation(7) — — — — — — — — 3,984 (975) 271 1,200 3,500 1,980 (910) Costs associated with COVID-19, net of benefits received(8) — — — — — — — — — — — — — (11,954) (991) (Recovery from) loss on Take 5 — — — — — — — — — — — 79,165 — (7,700) — Costs associated with the Take 5 Matter(9) — — — — — — — — — — — 14,178 16,368 3,628 4,901 Adjusted EBITDA $ 143,552 $ 148,539 $ 169,960 $ 185,650 $ 205,439 $ 244,952 $ 274,300 $ 327,135 $ 365,490 $ 411,250 $ 439,660 $ 471,374 $ 504,031 $ 487,175 $ 521,178 (in thousands) Numerator - Revenues $ 907,174 923,491 953,060 1,109,859 1,170,623 1,401,406 1,575,254 1,713,720 1,895,046 2,100,235 2,416,927 3,707,628 3,785,063 3,155,671 3,602,298 Denominator - Adjusted EBITDA $ 143,552 $ 148,539 $ 169,960 $ 185,650 $ 205,439 $ 244,952 $ 274,300 $ 327,135 $ 365,490 $ 411,250 $ 439,660 $ 471,374 $ 504,031 $ 487,175 $ 521,178 Adjusted EBITDA Margin 15.8% 16.1% 17.8% 16.7% 17.5% 17.5% 17.4% 19.1% 19.3% 19.6% 18.2% 12.7% 13.3% 15.4% 14.5%

NON-GAAP RECONCILIATION *(4/6)*

Sales Segment (in thousands)	Year Ended December 31, 2017	2018	2019	2020	2021
Operating income	$ 172,171	$ (1,072,702)	$ 127,961	$ 63,305	$ 182,529
Add:					
Depreciation and amortization	139,634	157,098	161,563	171,569	170,076
Impairment of goodwill and indefinite-lived assets	—	1,232,000	—	—	—
Equity based compensation of Topco[1]	8,043	1,020	6,418	71,124	(6,490)
Stock based compensation expense[2]	—	—	—	—	18,357
Fair value adjustments related to contingent consideration related to acquisitions[3]	2,397	(54,628)	(2,720)	8,371	(6,553)
Acquisition-related expenses[4]	19,110	31,699	18,276	36,722	13,945
EBITDA for economic interests in investments[5]	(4,520)	(7,155)	(8,395)	(7,565)	(14,058)
Restructuring expenses[6]	5,159	6,663	2,928	20,295	4,478
Litigation[7]	73	1,200	3,500	1,658	(584)
Costs associated with COVID-19, net of benefits received[8]	—	—	—	(5,462)	1,511
Sales Segment Adjusted EBITDA	$ 342,067	$ 295,195	$ 309,531	$ 360,017	$ 363,211

Marketing Segment (in thousands)	Year Ended December 31, 2017	2018	2019	2020	2021
Operating income	$ 36,631	$ (17,212)	$ 85,713	$ 3,701	$ 47,519
Add:					
Depreciation and amortization	40,356	68,135	71,010	67,029	69,965
Equity based compensation of Topco[1]	1,839	(3,452)	1,542	26,995	(3,823)
Stock based compensation expense[2]	—	—	—	—	16,245
Fair value adjustments related to contingent consideration related to acquisitions[3]	10,360	164	4,236	4,996	11,115
Acquisition-related expenses[4]	6,141	29,456	13,200	14,101	6,228
EBITDA for economic interests in investments[5]	(116)	(57)	(26)	1,103	621
Restructuring expenses[6]	2,184	5,802	2,457	19,475	8,024
Litigation[7]	198	—	—	322	(326)
Costs associated with COVID-19, net of benefits received[8]	—	—	—	(6,492)	(2,502)
(Recovery from) loss on Take 5	—	79,165	—	(7,700)	—
Costs associated with the Take 5 Matter[9]	—	14,178	16,368	3,628	4,901
Marketing Segment Adjusted EBITDA	$ 97,593	$ 176,179	$ 194,500	$ 127,158	$ 157,967

23

Non-GAAP Reconciliation (5/6) (in millions) June 30, 2022 Current portion of long-term debt $ 59.8 Long-term debt, net of current portion 2,026.0 Less: Debt issuance costs (45.4) Total Debt 2,131.2 Less: Cash and cash equivalents 115.8 Total Net Debt (11) $ 2,015.4

Non-GAAP Reconciliation (6/6) Note: Numerical figures included in this slide have been subject to rounding adjustments Represents equity-based compensation of Karman Topco L.P. Represents non-cash compensation expense related to issuance of performance restricted stock units, restricted stock units, and stock options with respect to our Class A common stock under the Advantage Solutions Inc. 2020 Incentive Award Plan and the Advantage Solutions 2020 Employee Stock Purchase Plan. Represents adjustments to the estimated fair value of our contingent consideration liabilities related to our acquisitions, excluding the present value accretion recorded in interest expense, net, for the applicable periods. Represents fees and costs associated with activities related to our acquisitions and restructuring activities related to our equity ownership, including professional fees, due diligence, and integration activities. Represents additions to reflect our proportional share of Adjusted EBITDA related to our equity method investments and reductions to remove the Adjusted EBITDA related to the minority ownership percentage of the entities that we fully consolidate in our financial statements. One-time restructuring activities costs associated with non-recurring reorganization projects. Represents legal settlements that are unusual or infrequent costs associated with our operating activities. Represents (a) costs related to implementation of strategies for workplace safety in response to COVID-19, including employee-relief fund, additional sick pay for front-line associates, medical benefit payments for furloughed associates, and personal protective equipment and (b) benefits received from government grants for COVID-19 relief. Represents costs associated with the Take 5 Matter, primarily, professional fees and other related costs. Unaudited periods 2010 and 2014 are both comprised of audited stub periods to sum up to full year financials (individual stub periods within each year are audited, full year summations are unaudited). Net Debt represents the sum of current portion of long-term debt and long-term debt, less cash and cash equivalents and debt issuance costs. With respect to Net Debt, cash and cash equivalents are subtracted from the GAAP measure, total debt, because they could be used to reduce the debt obligations.